UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2015

Astrotech Corporation
(Exact name of registrant as specified in its charter)

Washington	001-34426	91-1273737
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Congress Ave. Suite 1650, Austin, Texas		78701
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
(512) 485-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders

On December 4, 2015, Astrotech Corporation (“Astrotech,”the “Company”) held its annual meeting of shareholders, pursuant to notice duly given, at 401 Congress Avenue, Suite 1600, Austin, Texas 78701. Of the 20,700,673 shares of common stock entitled to vote at such meeting, 18,666,528 shares, or 90.17% of the Company’s common stock, were present in person or by proxy. The matters voted upon at the meeting and the results of such voting are set forth below:

Proposal 1 – Election of Directors

By the votes reflected below, our shareholders elected the following individuals to serve as directors to serve for the respective terms prescribed by the Company’s bylaws:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thomas B. Pickens III	10,672,853	156,461	7,837,214
Mark Adams	10,665,928	163,386	7,837,214
John A. Oliva	10,641,884	187,430	7,837,214
William F. Readdy	10,643,739	185,575	7,837,214
Sha-Chelle Manning	10,667,861	161,453	7,837,214
Daniel T. Russler, Jr.	10,667,870	161,444	7,837,214
Ronald W. Cantwell	10,674,760	154,554	7,837,214
Michael R. Humphrey	10,676,315	152,999	7,837,214

Proposal 2 – Ratification of Selection of Independent Registered Public Accounting Firm

By the votes reflected below, our shareholders ratified the appointment of BDO, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,414,774	37,506	214,248	—

Proposal 3 - Say-On-Pay Advisory Vote on the Compensation of Our Named Executive Officers

By the votes reflected below, our shareholders approved an advisory, non-binding resolution approving the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on October 19, 2015:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,651,441	925,744	252,129	7,837,214

Item 8.01    Other Events

On December 3, 2015, Astrotech's Board of Directors approved an extension of the share repurchase program authorizing the company to repurchase up to $5.0 million of the Company's common stock through December 31, 2016. To date, the Company has repurchased 188 thousand shares at a cost of $492 thousand.

Repurchases under the share repurchase program may be made from time to time through open market transactions, privately negotiated transactions or otherwise, as determined by the Company depending on market conditions and business needs. The share repurchase program does not obligate the Company to purchase any particular amount of common shares, and it may be suspended, discontinued, or modified at any time at the Company’s discretion and without prior notice.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release announcing the share repurchase program extension originally issued by Astrotech Corporation on December 16, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTROTECH CORPORATION

Date: December 9, 2015	By:	/s/ Thomas B. Pickens III
Name: Thomas B. Pickens III
Title: Chairman of the Board and Chief Executive Officer